SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 19, 2013

Evolving Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-24081 (Commission File Number)	84-1010843 (I.R.S. Employer Identification No.)

9777 Pyramid Court, Suite 100, Englewood, Colorado 80112

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 802-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders

Evolving Systems held its Annual Meeting of Stockholders on June 19, 2013 (“Annual Meeting”) at the Company’s headquarters in Englewood, Colorado.  The Company is providing the following information regarding the results of the matters voted on by stockholders at the Annual Meeting.

Thaddeus Dupper, David J. Nicol, David S. Oros, Richard R. Ramlall, and John B. Spirtos were elected to the Board of Directors.  The stockholders also approved the amendment to the Company’s 2007 Stock Incentive Plan; approved, on a non-binding, advisory basis, the compensation paid to our named executive officers; approved holding an advisory vote on executive compensation every two (2) years; and ratified the Board of Directors’ appointment of Friedman LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2013.

The final voting results on these matters were as follows:

1.                          Election of Directors

Name	Votes For	Votes Withheld	Percentage For
Thaddeus Dupper	7,696,281	13,475	75.30%
David J. Nicol	7,679,496	30,260	75.14%
David S. Oros	7,690,374	19,382	75.24%
Richard R. Ramlall	7,689,474	20,282	75.24%
John B. Spirtos	7,690,013	19,743	75.24%

2.                                      Amendment of 2007 Stock Incentive Plan.

Votes For	Votes Against	Votes Abstain	Broker Non-Vote	Percentage For
7,567,273	138,602	0	2,517,327	74.04%

3.                                      Advisory Vote on Executive Compensation.

Votes For	Votes Against	Votes Abstain	Broker Non-Vote	Percentage For
7,648,760	51,571	0	2,517,328	74.84%

4.                                      Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation.

Every 1 Year	Every 2 Years	Every 3 Years	Broker Non-Vote	Percentage For
1,892,012	5,437,730	348,548	2,517,364	53.20%

5.                          Ratification of the selection of Friedman LLP as our independent registered public accounting firm to audit the consolidated financial statements of Evolving Systems for its fiscal year ending December 31, 2013.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote	Percentage For
10,168,282	52,325	6,475	0.00	99.49%

Item 8.01                                           Other Events

On June 21, 2013, the Company granted to each of its non-employee board members 3,500 shares of common stock of the Company, at the closing market price of $6.63. Non-employee board members who have served on the Board for at least six (6) months are awarded an annual stock option grant of common shares on or about the date of the Company’s Annual Meeting of Stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2013

Evolving Systems, Inc.

	By:	/s/ DANIEL J. MOORHEAD
Daniel J. Moorhead
Vice President, Finance & Administration